UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22144

Voya Infrastructure, Industrials and Materials Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2017 to August 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
August 31, 2017
Voya Infrastructure, Industrials and Materials Fund
E-Delivery Sign-up – details inside
This report is intended for existing current holders. It is not a prospectus. This information should be read carefully.

Managed Distribution Policy
The Fund was granted exemptive relief by the U.S. Securities and Exchange Commission (the “Order”), which under the Investment Company Act of 1940, as amended (the “1940 Act”), permits the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than once per taxable year (“Managed Distribution Policy”). Pursuant to the Order, the Fund’s Board of Trustee’s (the “Board”) approved the Managed Distribution Policy and the Fund adopted the policy which allows the Fund to make periodic distributions of long-term capital gains.
Under the Managed Distribution Policy, the Fund makes quarterly distributions of an amount equal to $0.290 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.
The Managed Distribution Policy will be subject to periodic review by the Fund’s Board and the Board may amend or terminate the Managed Distribution Policy at any time without prior notice to the Fund’s shareholders; any such change or termination may have an adverse effect on the market price of Fund’s shares.
The Fund may distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may include a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amounts and sources of distribution and other related information. The amounts and sources of the distributions contained in a notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,
Voya Infrastructure, Industrials and Materials Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IDE.” The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation.
The Fund seeks to achieve its investment objective by investing in companies that own and/or operate infrastructure facilities in the infrastructure sector, and in a broad range of companies, principally in the industrials and materials sector that Voya Investment Management Co. LLC (the “Sub-Adviser”) believes will benefit from the building, renovation, expansion and utilization of infrastructure. Under normal market conditions the Fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected indices and/or exchange-traded funds.
For the period ended August 31, 2017, the Fund made quarterly distributions totaling $0.58 per share, which were characterized as $0.43 per share of net realized gain and $0.15 per share of net investment income.*
Based on net asset value (“NAV”), the Fund provided a total return of 9.24% for the period ended August 31, 2017.(1)(2) This NAV return reflects an increase in the Fund’s NAV from $15.38 on February 28, 2017 to $16.17 on August 31, 2017, after taking into account the quarterly distributions noted above. Based on its share price, the Fund provided a total return of 13.19% for the period ended August 31, 2017.(2)(3) This share price return reflects an increase in the Fund’s share price from $13.88 on February 28, 2017 to $15.12 on August 31, 2017, after taking into account the quarterly distributions noted above.
The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the markets and the Fund’s performance.
At Voya our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.
Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 1, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and NAV per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

*
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

(1)
Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(3)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective: Six Months Ended August 31, 2017

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were already up more than 4%. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end the first half of the fiscal year up 5.31%. (The Index returned 7.80% for the six-month period ended August 31, 2017, measured in U.S. dollars.)
Markets were thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14 and projected three more similar raises in 2017.
The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundit’s lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.
Yet expectations for this agenda to drive the reflation trade soon faded in 2017. Item 1 would be to repeal and replace the Affordable Care Act. The second version of the bill narrowly passed the House on May 4 after the first was abandoned. The Senate’s increasingly desperate attempts to pass any version foundered in the early hours of July 28. Complex and contentious issues were involved, as they would be with policies on tax reform, deregulation and infrastructure spending.
However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of improving global growth and corporate earnings, albeit fitful and patchy, that was credited with keeping equity markets firm.
In the euro zone, unemployment edged down to 9.1%, still high but the lowest in eight years. Gross domestic product (“GDP”) grew 2.2% year over year in the second quarter of 2017, the same as the U.S. The Economic Sentiment Indicator ended the period at the highest in a decade and by then European Central Bank President Draghi was hinting that monetary tightening was on the horizon.
China had stabilized after causing grave concern early in 2016, due to declining growth, policy missteps and ballooning debt. While excessive debt remained a problem, GDP growth in the first and second quarters of 2017 was a healthy 6.9% year-over-year. Even Japan contributed some good news with GDP growth in the second quarter reported at 4.0% annualized.
In late August the Wall Street Journal noted that all 45 countries tracked by the Organization for Economic Co-operation and Development were on track to grow this year for the first time since 2007.
In the U.S., the labor market continued to tighten. The August employment report showed the unemployment rate at 4.3%, near the lowest since May 2001, with an average of 195,000 new jobs created over the last three months. Corporate earnings were improving (see below). It was no surprise when the FOMC added a further 25bp (0.25%) in March and another in June to the federal funds rate. After a slow first quarter, second quarter GDP growth was reported at an annualized rate of 3%.
To be sure there remained areas of sluggishness, like core consumer price inflation and wage growth, but each piece of negative news, whether economic or political, seemed to excite a “buy-the-dip” mentality and August ended with the Index less than 1% below its record level.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 2.74% in the half-year. The Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 6.28%, as the yield curve flattened. But indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 3.85%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 3.03%.
U.S. equities, represented by the S&P 500® Index including dividends, climbed 5.65% in the six months through August. The earnings per share of its constituent companies topped 13% growth year-over-year in the first quarter of 2017, and 10% in the second. The technology sector was the leader, up 15.30%. Energy was the weakest sector, down 9.93%, with oil prices down by an eighth (12.5%) over the period.
In currencies, the dollar fell 11.16% against the euro, 3.84% against the pound and 2.51% against the yen. While the U.S. was far ahead of the other regions in terms of monetary tightening, the beginning of the period was near the peak of the euphoria surrounding the reflation trade that had driven the dollar higher.
In international markets, the MSCI Japan® Index gained 5.13% over the half-year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index added 6.74%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. The MSCI UK® Index rose 4.66%. More than 2% was lost in June, after an election called to give the ruling party a dominant majority and facilitate Brexit negotiations, resulted in a hung parliament.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bill with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI All Country World IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio Managers’ Report	Voya Infrastructure, Industrials and Materials Fund

Geographic Diversification as of August 31, 2017 (as a percentage of net assets)

United States	45.6%
Japan	14.3%
France	8.4%
Germany	5.6%
Netherlands	4.0%
China	3.3%
India	2.7%
Australia	2.6%
Sweden	2.5%
Denmark	2.2%
Countries between 0.8% – 1.9%^	8.2%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 6 countries, which each represents 0.8% – 1.9% of net assets.
Portfolio holdings are subject to change daily.
Voya Infrastructure, Industrials and Materials Fund (the “Fund”) is a diversified closed-end fund that seeks total return through a combination of current income, capital gains and capital appreciation.
The Fund seeks to achieve its investment objective by investing in companies that own and/or operate infrastructure facilities in the infrastructure sector, and in a broad range of companies, principally in the industrials and materials sectors, that the Sub-Adviser believes will benefit from the building, renovation, expansion and utilization of infrastructure.
Portfolio Management: The Fund is managed by Martin Jansen, Brian Madonick, Joseph Vultaggio, Jody I. Hrazanek and Paul Zemsky, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.
Equity Portfolio Construction: Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in three broad market sectors — infrastructure, industrials and materials.
The Sub-Adviser seeks to construct a diversified equity portfolio of 50 to 100 equity securities, with a focus on companies that will potentially benefit from increased government and private spending in six areas: power, construction, materials, food and water, communications and transportation.
The Sub-Adviser has constructed a broad universe of approximately 1,500 global companies that operate in industries which are related to its six investment areas. The Sub-Adviser will seek to identify, through bottom-up fundamental research, companies that it believes to be undervalued relative to their business fundamentals and outlook, and whose revenues or growth in revenues are driven by infrastructure spending.
The Sub-Adviser seeks to invest in companies with the following characteristics:
1.     Good growth prospects;
2.     Resilient earnings potential across market cycles;
3.     Disciplined capital allocation management; and
4.     Strong competitive position.
Top Ten Holdings as of August 31, 2017 (as a percentage of net assets)

Dow Chemical Co.	2.6%
BHP Billiton Ltd.	2.6%
General Dynamics Corp.	2.5%
Exelon Corp.	2.3%
Siemens AG	2.2%
AP Moller - Maersk A/S - Class B	2.2%
Deere & Co.	2.2%
BASF SE	2.1%
Roper Technologies, Inc.	2.1%
Shin-Etsu Chemical Co., Ltd.	2.1%
Portfolio holdings are subject to change daily.
Options Strategy: Under normal market conditions the Fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected indices and/or exchange-traded funds (“ETFs”).
The underlying value against which such calls will be written may vary depending on the cash flow requirements of the portfolio and on the Sub-Adviser’s assessment of market conditions, generally within a range of 15% to 50% of the value of the Fund’s portfolio.
The Fund expects to write (sell) call options primarily with shorter maturities (typically ten days to three months until expiration) generally, “at-the-money,” “out-of-the-money” or “near-the-money,” in exchange-listed option markets or over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund may also write (sell) call options on either the value of subsets of stocks in its portfolio or selected equity securities held in its portfolio.
Performance: Based on net asset value (“NAV”), the Fund provided a total return of 9.24% for the period ended August 31, 2017.(1) This NAV return reflects an increase in the Fund’s NAV from $15.38 on February 28, 2017 to $16.17 on August 31, 2017, after taking into account the quarterly distributions. Based on its share price, the Fund provided a total return of 13.19% for the period ended August 31, 2017.(1) This share price return reflects an increase in the Fund’s share price from $13.88 on February 28, 2017 to $15.12 on August 31, 2017, after taking into account

Voya Infrastructure, Industrials and Materials Fund	Portfolio Managers’ Report

the quarterly distributions. The Fund is not benchmarked to an index but uses the MSCI All Country World IndexSM as a reference index, which returned 8.91% for the reporting period. During the period, the Fund made quarterly distributions totaling $0.58 per share, which were characterized as $0.43 per share of net realized gain and $0.15 per share of net investment income.(2) As of August 31, 2017, the Fund had 19,278,679 shares outstanding.
Portfolio Specifics: In U.S. dollar terms, global markets rose consistently across the board during the period, substantially aided by a material depreciation of the U.S. dollar against most of the major currencies, especially the euro. Regionally, the gains were led by emerging markets and Europe, where a positive outcome in the crucial French presidential election and accelerating growth underpinned stocks. Developed Asia ex-Japan posted solid gains, while North America and Japan lagged. The returns of the global sectors showed a strong dispersion, with information technology, materials and utilities outperforming materially. The industrials, healthcare, financials, consumer discretionary and real estate sectors performed in line, while consumer staples, telecommunication services and especially energy lagged the global trend.
Equity Portfolio(1): Our security selection is focused on harnessing infrastructure-related opportunities based on six themes: materials, transportation, food and water, power, construction and communications. On balance, global sector returns were a modest headwind for the opportunity set from which the Fund sources its positions. Nonetheless within this opportunity set, stock selection added material value in Europe; North America and Japan also contributed. An underweight in emerging markets was a modest drag on results. Within sectors, value was added in especially the utilities, industrials and information technology sectors. This was partly offset by negative selection effects from the materials and telecommunication services sectors.
Option Portfolio: The Fund wrote call options on sector and regional ETFs to generate additional income. The selection of ETFs results from an optimization intended to track the underlying equity portfolio as closely as possible. For the reporting period, the strike prices of the options written were typically at or near the money, and the average expiration dates were between four and five weeks. The coverage ratio was maintained at approximately 35% throughout the period. The options activities were a drag on the performance of the Fund, as the option premiums fell short of the amounts payable in upon expiration. Market volatility trended lower to the historically low levels observed prior to the financial crisis in 2008.
Current Strategy and Outlook: With the global economy on a firm footing, we think that the outlook for global markets depends largely on the degree to which accelerating economic and corporate profit growth are able to exceed the potential negative valuation impact of rising interest rates. In the United States, the implementation of lower corporate tax rates and an infrastructure boost seem to be deferred. Elsewhere, the outlook is for a mild acceleration in infrastructure spending. The themes on which the stock selection for the Fund is based are, in our opinion, likely to be the relative beneficiaries in the coming years. Consequently, companies linked to infrastructure spending continue, we believe, to be well positioned for above average long-term growth in a global market where sustainable, secular growth in the developed world is expected to remain relatively scarce. In our opinion, the Fund should continue to benefit from its call-writing activities.

(1)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

(3)
For the practical management of the equity portfolio, we have identified the universe of companies whose businesses, we believe, fall within the six themes underlying the investment philosophy of the Fund: communications, construction, food and water, materials, power and transportation. Aside from indicating the primary opportunity set from which we select securities, the performance of this universe provides an internal reference benchmark against which the actual performance of the Fund’s equity portfolio can be compared. The custom benchmark consists of selected Global Industry Classification Standard (“GICS”) sectors, industry groups, industries and sub-industries of the MSCI ACWI Index. As of August 31, 2017, the benchmark was comprised of the following GICS sectors: Industrials, Materials, Telecommunication Services & Utilities as well as the industries Communications Equipment, Electronic Equipment Instruments & Components of the Information Technology sector and sub-industries Oil & Gas Drilling, Oil & Gas Equipment & Services, Oil & Gas Storage & Transportation of the Energy sector.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2017 (Unaudited)

ASSETS:
Investments in securities at fair value*	$309,916,474
Short-term investments at fair value**	2,608,000
Cash	1,897
Foreign currencies at value***	192,134
Receivables:
Investment securities sold	671,255
Dividends	650,654
Foreign tax reclaims	256,546
Prepaid expenses	2,245
Other assets	7,500
Total assets	314,306,705
LIABILITIES:
Payable for investment securities purchased	226,407
Payable for investment management fees	289,266
Payable to trustees under the deferred compensation plan (Note 6)	7,500
Payable for trustee fees	1,526
Other accrued expenses and liabilities	301,395
Written options, at fair value^	1,709,291
Total liabilities	2,535,385
NET ASSETS	$311,771,320
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$243,841,474
Undistributed net investment income	157,804
Accumulated net realized gain	4,402,908
Net unrealized appreciation	63,369,134
NET ASSETS	$311,771,320
* Cost of investments in securities	$246,185,361
** Cost of short-term investments	$2,608,000
*** Cost of foreign currencies	$191,224
^ Premiums received on written options	$1,337,473
Net assets	$311,771,320
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	19,278,679
Net asset value	$16.17
See Accompanying Notes to Financial Statements

Statement of Operations for the six months ended August 31, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,624,774
Total investment income	4,624,774
EXPENSES:
Investment management fees	1,692,461
Transfer agent fees	8,601
Shareholder reporting expense	47,840
Professional fees	28,060
Custody and accounting expense	57,358
Trustee fees	4,578
Miscellaneous expense	18,520
Interest expense	2,811
Total expenses	1,860,229
Net investment income	2,764,545
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	13,295,110
Foreign currency related transactions	(18,224)
Written options	(353,066)
Net realized gain	12,923,820
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	11,390,577
Foreign currency related transactions	32,189
Written options	(756,213)
Net change in unrealized appreciation (depreciation)	10,666,553
Net realized and unrealized gain	23,590,373
Increase in net assets resulting from operations	$26,354,918
* Foreign taxes withheld	$378,745
# Foreign taxes accrued on Indian investments	$222,508
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended August 31, 2017	Year Ended February 28, 2017
FROM OPERATIONS:
Net investment income	$2,764,545	$3,879,874
Net realized gain	12,923,820	5,348,478
Net change in unrealized appreciation (depreciation)	10,666,553	51,738,620
Increase in net assets resulting from operations	26,354,918	60,966,972
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,886,960)	(4,029,709)
Net realized gains	(8,294,673)	(2,588,535)
Return of capital	—	(20,432,729)
Total distributions	(11,181,633)	(27,050,973)
FROM CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased, net of commissions	—	(6,532,335)
Net decrease in net assets resulting from capital share transactions	—	(6,532,335)
Net increase in net assets	15,173,285	27,383,664
NET ASSETS:
Beginning of year or period	296,598,035	269,214,371
End of year or period	$311,771,320	$296,598,035
Undistributed net investment income at end of year or period	$157,804	$280,219

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Per Share Operating Performance												Ratios and Supplemental Data
		Income (loss) from investment operations			Less Distributions									Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income gain (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year or period	Gross expenses prior to expense waiver/recoupment(3)	Net expenses after expense waiver/recoupment(3)(4)	Net investment income (loss)(3)(4)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-17	15.38	0.14•	1.23	1.37	0.15	0.43	—	0.58	16.17	15.12	9.24	13.19	311,771	1.21	1.21	1.80	15
02-28-17	13.59	0.20•	2.98	3.18	0.21	0.13	1.05	1.39	15.38	13.88	26.18	33.53	296,598	1.22	1.22	1.37	32
02-29-16	17.19	0.23	(2.29)	(2.06)	0.25	0.08	1.21	1.54	13.59	11.59	(11.33)	(17.36)	269,214	1.21	1.21	1.52	53
02-28-15	19.33	0.26	(0.78)	(0.52)	0.46	1.16	—	1.62	17.19	15.73	(2.05)	(0.37)	340,410	1.19	1.19	1.43	62
02-28-14	18.30	0.48	2.17	2.65	0.29	0.20	1.13	1.62	19.33	17.39	16.14	7.90	382,876	1.19	1.19	2.63	32
02-28-13	19.91	0.28•	(0.18)	0.10	0.30	0.20	1.21	1.71	18.30	17.72	1.27	4.02	362,494	1.19	1.19	1.57	25
02-29-12	22.64	0.25•	(1.18)	(0.93)	0.39	1.38	0.03	1.80	19.91	18.77	(3.31)	2.26	394,265	1.21	1.21	1.27	22
02-28-11	19.20	0.19	5.05	5.24	0.11	—	1.69	1.80	22.64	20.18	29.54	10.84	448,399	1.19	1.19†	0.97†	50
01-26-10(5) - 02-28-10	19.06(6)	(0.00)*•	0.14	0.14	—	—	—	—	19.20	20.00	0.73	0.00	355,377	1.42	1.25†	(0.12)†	2

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)
Annualized for periods less than one year.

(4)
The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)
Commencement of operations.

(6)
Net asset value at beginning of period reflects the deduction of the sales load of  $0.90 per share and the offering costs of  $0.04 per share paid by the shareholder from the $20.00 offering price.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†
Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Infrastructure, Industrials and Materials Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the period ended August 31, 2017, there have been no significant changes to the fair valuation methodologies.
B. Securities Transactions and Revenue Recognition. Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities,

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of return of capital. Under the Managed Distribution Policy, the Fund may make periodic distributions of long-term capital gains more frequently than once per taxable year. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP for investment companies.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.
As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended August 31, 2017.
The Fund’s Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2017, the total value of written OTC call options subject to Master Agreements in a liability position was $1,709,291. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at period end. There were no credit events for the period ended August 31, 2017 that triggered any credit related contingent features.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
The Fund generates premiums and seeks gains by writing options on ETFs or indexes on a portion of the value of the equity portfolio. Please refer to Note 8 for the volume of written OTC call option activity during the period ended August 31, 2017.
I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
The cost of purchases and the proceeds from sales of investments for the period ended August 31, 2017, excluding short-term securities, were $45,942,452 and $56,464,179, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.10% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2017, there were no preferred shares outstanding.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily managed assets of the Fund. Subject to policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.
NOTE 5 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.25% of average daily managed assets.
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of August 31, 2017, there are no amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through March 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
As of August 31, 2017, the Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:
Accrued Expense	Amount
Indian Capital Gains Tax	$222,508
NOTE 8 — TRANSACTIONS IN WRITTEN OPTIONS
Transactions in written OTC call options on equity indices were as follows:
	Number of Contracts	Premiums Received
Balance at 02/28/2017	1,780,636	$1,267,717
Options Written	11,359,251	8,314,469
Options Expired	(4,963,946)	(3,317,076)
Options Terminated in Closing Purchase Transactions	(6,435,865)	(4,927,637)
Balance at 08/31/2017	1,740,076	$1,337,473

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
Year or period ended	Shares repurchased	Net increase (decrease) in shares outstanding	Shares repurchased, net of commissions	Net increase (decrease)
	#	#	($)	($)
8/31/2017	—	—	—	—
2/28/2017	(526,321)	(526,321)	(6,532,335)	(6,532,335)
Share Repurchase Program
Effective April 1, 2017, pursuant to an open-market share repurchase program, the Fund may purchase, over the period ending March 31, 2018, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective April 1, 2016, the Fund may have purchased, over the period ended March 31, 2017, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.
For the period ended August 31, 2017, the Fund had no repurchases.
For the year ended February 28, 2017, the Fund repurchased 526,321 shares, representing approximately 2.7% of the Fund’s outstanding shares for a net purchase price of  $6,532,335 (including commissions of  $13,158). Shares were repurchased at a weighted-average discount from NAV per share of 13.2% and a weighted-average price per share of  $12.39. Any future purchases will be updated in the next shareholder report.
NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2017. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:
Tax Year Ended December 31, 2016
Ordinary Income	Long-term Capital Gain	Return of Capital
$4,029,708	$2,588,535	$20,432,730
The tax-basis components of distributable earnings as of December 31, 2016 were:
Unrealized Appreciation/ (Depreciation)
$39,636,504
At December 31, 2016, the Fund did not have any capital loss carryovers for U.S. federal income tax purposes.
As a result of amendments to Regulation S-X, tax cost, appreciation and depreciation now reflect the Fund’s entire portfolio. This includes investments, derivatives, short positions and foreign cash, if applicable. As of August 31, 2017, cost for federal income tax purposes was $248,430,966. Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$65,954,489
Gross Unrealized Depreciation	(3,369,209)
Net Unrealized Appreciation	$62,585,280

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of August 31, 2017, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 11 — SUBSEQUENT EVENTS
Dividends: Subsequent to August 31, 2017, the Fund made a distribution of:
Per Share Amount	Declaration Date	Payable Date	Record Date
$0.290	9/15/2017	10/16/2017	10/4/2017
Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2017 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Australia: 2.6%
373,993	BHP Billiton Ltd.	$8,141,521	2.6
	China: 3.3%
100,559	China Mobile Ltd-SPON ADR	5,337,672	1.7
3,763,500	China Railway Construction Corp. Ltd.	4,947,956	1.6
		10,285,628	3.3
	Denmark: 2.2%
3,381	AP Moller- Maersk A/S - Class B	6,983,945	2.2
	France: 8.4%
39,154	Air Liquide SA	4,780,415	1.5
142,215	Alstom SA	5,058,485	1.6
262,527	Orange SA	4,457,343	1.4
73,257	Schneider Electric SE	5,907,503	1.9
320,189	Suez	6,074,293	2.0
		26,278,039	8.4
	Germany: 5.6%
68,836	BASF SE	6,676,900	2.1
214,472	Deutsche Telekom AG	3,878,707	1.3
53,444	Siemens AG	6,996,290	2.2
		17,551,897	5.6
	India: 2.7%
220,642	Larsen & Toubro Ltd.	3,927,752	1.3
1,267,724	Power Grid Corp. of India Ltd.	4,351,751	1.4
		8,279,503	2.7
	Indonesia: 1.0%
1,436,100	United Tractors Tbk PT	3,261,417	1.0
	Italy: 1.9%
995,890	Enel S.p.A.	6,033,464	1.9
	Japan: 14.3%
764,000	Hitachi Ltd.	5,259,092	1.7
245,500	LIXIL Group Corp.	6,443,961	2.1
271,600	JSR Corp.	5,290,226	1.7
238,500	Komatsu Ltd.	6,436,626	2.0
278,300	Mitsubishi Corp.	6,438,605	2.1
104,500	Omron Corp.	5,253,642	1.7
72,800	Shin-Etsu Chemical Co., Ltd.	6,448,389	2.1
126,200	Other Securities	2,927,626	0.9
		44,498,167	14.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands: 4.0%
56,637		Airbus SE	$4,769,903	1.6
50,067		Koninklijke DSM NV	3,800,247	1.2
101,210	#	Philips Lighting NV	3,735,042	1.2
			12,305,192	4.0
		South Korea: 0.8%
11,354		Other Securities	2,563,537	0.8
		Spain: 1.6%
206,143		Gas Natural SDG S.A.	5,015,585	1.6
		Sweden: 2.5%
159,578		SKF AB - B Shares	3,189,809	1.0
265,145		Volvo AB - B Shares	4,531,881	1.5
			7,721,690	2.5
		Taiwan: 1.7%
139,314		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,150,439	1.7
		United Kingdom: 1.2%
322,104		CNH Industrial NV	3,658,677	1.2
		United States: 45.6%
42,851		Albemarle Corp.	4,981,857	1.6
51,130		American Electric Power Co., Inc.	3,764,702	1.2
105,729		AT&T, Inc.	3,960,608	1.3
58,743		Deere & Co.	6,810,076	2.2
123,211		Dow Chemical Co.	8,212,013	2.6
38,370		DTE Energy Co.	4,309,718	1.4
187,529		Exelon Corp.	7,101,723	2.3
38,467		General Dynamics Corp.	7,745,331	2.5
215,855		General Electric Co.	5,299,240	1.7
36,174		Honeywell International, Inc.	5,001,779	1.6
29,834		L3 Technologies, Inc.	5,414,274	1.7
55,352		Lincoln Electric Holdings, Inc.	4,806,768	1.5
15,075		Lockheed Martin Corp.	4,603,754	1.5
37,396		NextEra Energy, Inc.	5,628,472	1.8
73,960		Nucor Corp.	4,075,936	1.3
65,412		PG&E Corp.	4,603,697	1.5
44,030		Packaging Corp. of America	4,949,412	1.6
31,084		Parker Hannifin Corp.	5,001,105	1.6
38,715		Rockwell Automation, Inc.	6,351,583	2.0
28,933		Roper Technologies, Inc.	6,673,686	2.1
56,604		Schlumberger Ltd.	3,594,920	1.2

See Accompanying Notes to Financial Statements

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2017 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States (continued)
129,414		Steel Dynamics, Inc.	$4,458,312	1.4
82,772		Timken Co.	3,712,324	1.2
46,261		Valero Energy Corp.	3,150,374	1.0
63,878		Verizon Communications, Inc.	3,064,228	1.0
37,550		Vulcan Materials Co.	4,553,313	1.5
29,974	@	WABCO Holdings, Inc.	4,304,866	1.4
26,183		Watsco, Inc.	3,858,327	1.2
56,335		Other Securities	2,195,375	0.7
			142,187,773	45.6
		Total Common Stock (Cost $246,185,361)	309,916,474	99.4
SHORT-TERM INVESTMENTS: 0.8%
		Mutual Funds: 0.8%
2,608,000		BlackRock Liquidity Funds, FedFund, Institutional Class, 0.910%†† (Cost $2,608,000)	2,608,000	0.8
		Total Short-Term Investments (Cost $2,608,000)	2,608,000	0.8
		Total Investments in Securities (Cost $248,793,361)	$312,524,474	100.2
		Liabilities in Excess of Other Assets	(753,154)	(0.2)
		Net Assets	$311,771,320	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of August 31, 2017.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

Industry Diversification	Percentage of Net Assets
Electric Utilities	10.1%
Industrial Conglomerates	7.6
Aerospace & Defense	7.3
Specialty Chemicals	6.6
Construction Machinery & Heavy Trucks	6.5
Industrial Machinery	5.3
Electrical Components & Equipment	5.1
Integrated Telecommunication Services	5.0
Diversified Chemicals	4.7
Wireless Telecommunication Services	3.4
Agricultural & Farm Machinery	3.4
Multi-Utilities	3.4
Trading Companies & Distributors	3.3
Construction & Engineering	2.9
Steel	2.7
Diversified Metals & Mining	2.6
Marine	2.2
Building Products	2.1
Oil & Gas Equipment & Services	1.9
Electronic Equipment & Instruments	1.7
Electronic Components	1.7
Semiconductors	1.7
Gas Utilities	1.6
Paper Packaging	1.6
Industrial Gases	1.5
Construction Materials	1.5
Coal & Consumable Fuels	1.0
Oil & Gas Refining & Marketing	1.0
Assets in Excess of Other Liabilities*	0.6
Net Assets	100.0%

*
Includes short-term investments.

See Accompanying Notes to Financial Statements

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2017 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of August 31, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$8,141,521	$—	$8,141,521
China	5,337,672	4,947,956	—	10,285,628
Denmark	—	6,983,945	—	6,983,945
France	—	26,278,039	—	26,278,039
Germany	—	17,551,897	—	17,551,897
India	—	8,279,503	—	8,279,503
Indonesia	3,261,417	—	—	3,261,417
Italy	—	6,033,464	—	6,033,464
Japan	—	44,498,167	—	44,498,167
Netherlands	3,735,042	8,570,150	—	12,305,192
South Korea	—	2,563,537	—	2,563,537
Spain	—	5,015,585	—	5,015,585
Sweden	—	7,721,690	—	7,721,690
Taiwan	5,150,439	—	—	5,150,439
United Kingdom	—	3,658,677	—	3,658,677
United States	142,187,773	—	—	142,187,773
Total Common Stock	159,672,343	150,244,131	—	309,916,474
Short-Term Investments	2,608,000	—	—	2,608,000
Total Investments, at fair value	$162,280,343	$150,244,131	$—	$312,524,474
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(1,709,291)	$—	$(1,709,291)
Total Liabilities	$—	$(1,709,291)	$—	$(1,709,291)

(1)
For the period ended August 31, 2017, as a result of the fair value pricing procedures for international equities (Please refer to Note 2) utilized by the Fund certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At August 31, 2017, securities valued at $3,996,702 were transferred from Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2017 (Unaudited) (continued)

At August 31, 2017, the following OTC written equity options were outstanding for Voya Infrastructure, Industrials and Materials Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Industrial Select Sector SPDR® Fund	BNP Paribas Bank	Call	09/28/17	68.460 USD	587,204	40,199,986	$391,548	$(391,548)
iShares MSCI EAFE ETF	Goldman Sachs International	Call	09/14/17	66.010 USD	655,961	43,883,791	516,569	(704,052)
iShares MSCI Emerging Markets ETF	JPMorgan Chase Bank N.A.	Call	09/14/17	43.300 USD	200,924	9,007,423	149,648	(333,983)
Materials Select Sector SPDR® Fund	Goldman Sachs International	Call	09/28/17	55.070 USD	295,987	16,300,004	279,708	(279,708)
							$1,337,473	$(1,709,291)

Currency Abbreviations
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$1,709,291
Total Liability Derivatives		$1,709,291

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(353,066)
Total	$(353,066)

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(756,213)
Total	$(756,213)

See Accompanying Notes to Financial Statements

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2017 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2017:
	BNP Paribas Bank	Goldman Sachs International	JPMorgan Chase Bank N.A.	Totals
Liabilities:
Written options	$391,548	$983,760	$333,983	$1,709,291
Total Liabilities	$391,548	$983,760	$333,983	$1,709,291
Net OTC derivative instruments by counterparty, at fair value	$(391,548)	$(983,760)	$(333,983)	$(1,709,291)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(391,548)	$(983,760)	$(333,983)	$(1,709,291)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

Supplemental Option Information (Unaudited)
Supplemental Call Option Statistics as of August 31, 2017:
% of Total Net Assets against which calls written	35.17%
Average Days to Expiration at time written	28 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$1,337,473
Value of calls	$(1,709,291)

*
“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
At this meeting, a proposal was submitted to elect four members of the Board of Trustees to represent the interests of the holders of the Fund, with all four individuals to serve as Class II Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya Infrastructure, Industrials and Materials Fund was held July 6, 2017, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
Class II Trustees		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	Voya Infrastructure, Industrials and Materials Fund
	Martin J. Gavin	1*	17,285,650.368	502,551.000	0.000	0.000	17,788,201.368
	Patrick W. Kenny	1*	12,541,004.368	5,247,197.000	0.000	0.000	17,788,201.368
	Shaun P. Mathews	1*	12,592,983.368	5,195,218.000	0.000	0.000	17,788,201.368
	Roger B. Vincent	1*	17,252,402.368	535,799.000	0.000	0.000	17,788,201.368

*
Proposal Passed

After the July 6, 2017 annual shareholder meeting, the following Trustees continued on as Trustees of the Trust: Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, Russell H. Jones, Joseph E. Obermeyer, Sheryl K. Pressler and Christopher P. Sullivan.

ADDITIONAL INFORMATION (Unaudited)

During the reporting period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund.
The Fund may lend portfolio securities in an amount equal to up to 33 1∕3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The fund may use the cash collateral in connection with the Fund’s investment program as approved by the Investment Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.
The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.
Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.
If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the

ADDITIONAL INFORMATION (Unaudited) (continued)

payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.
The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.
If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market
Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.
KEY FINANCIAL DATES — CALENDAR 2017 DISTRIBUTIONS:
Declaration Date	Ex Date	Record Date	Payable Date
March 15, 2017	April 3, 2017	April 5, 2017	April 17, 2017
June 15, 2017	July 3, 2017	July 6, 2017	July 17, 2017
September 15, 2017	October 3, 2017	October 4, 2017	October 16, 2017
December 15, 2017	December 28, 2017	December 29, 2017	January 16, 2018
Record date will be one business day after each Ex-Dividend Date. These dates are subject to change.
Stock Data
The Fund’s common shares are traded on the NYSE (Symbol: IDE).
Repurchase of Securities by Closed-End Companies
In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.
Number of Shareholders
The number of record holders of common stock as of August 31, 2017 was 5, which does not include approximately 15,305 beneficial owners of shares held in the name of brokers of other nominees.
Certifications
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on July 28, 2017

ADDITIONAL INFORMATION (Unaudited) (continued)

certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, New Jersey 07310-1900

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163317         (0817-102417)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Voya Infrastructure, Industrials and Materials Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.4%
		Australia: 2.6%
373,993		BHP Billiton Ltd.	8,141,521	2.6

		China: 3.3%
100,559		China Mobile Ltd-SPON ADR	5,337,672	1.7
3,763,500		China Railway Construction Corp. Ltd.	4,947,956	1.6
			10,285,628	3.3

		Denmark: 2.2%
3,381		AP Moller - Maersk A/S - Class B	6,983,945	2.2

		France: 8.4%
39,154		Air Liquide SA	4,780,415	1.5
142,215		Alstom SA	5,058,485	1.6
262,527		Orange SA	4,457,343	1.4
73,257		Schneider Electric SE	5,907,503	1.9
320,189		Suez	6,074,293	2.0
			26,278,039	8.4

		Germany: 5.6%
68,836		BASF SE	6,676,900	2.1
214,472		Deutsche Telekom AG	3,878,707	1.3
53,444		Siemens AG	6,996,290	2.2
			17,551,897	5.6

		India: 2.7%
220,642		Larsen & Toubro Ltd.	3,927,752	1.3
1,267,724		Power Grid Corp. of India Ltd.	4,351,751	1.4
			8,279,503	2.7

		Indonesia: 1.0%
1,436,100		United Tractors Tbk PT	3,261,417	1.0

		Italy: 1.9%
995,890		Enel S.p.A.	6,033,464	1.9

		Japan: 14.3%
764,000		Hitachi Ltd.	5,259,092	1.7
245,500		LIXIL Group Corp.	6,443,961	2.1
271,600		JSR Corp.	5,290,226	1.7
238,500		Komatsu Ltd.	6,436,626	2.0
278,300		Mitsubishi Corp.	6,438,605	2.1
126,200		NTT DoCoMo, Inc.	2,927,626	0.9
104,500		Omron Corp.	5,253,642	1.7
72,800		Shin-Etsu Chemical Co., Ltd.	6,448,389	2.1
			44,498,167	14.3

		Netherlands: 4.0%
56,637		Airbus SE	4,769,903	1.6
50,067		Koninklijke DSM NV	3,800,247	1.2
101,210	#	Philips Lighting NV	3,735,042	1.2
			12,305,192	4.0

		South Korea: 0.8%
11,354		SK Telecom Co., Ltd.	2,563,537	0.8

		Spain: 1.6%
206,143		Gas Natural SDG S.A.	5,015,585	1.6

		Sweden: 2.5%
159,578		SKF AB - B Shares	3,189,809	1.0
265,145		Volvo AB - B Shares	4,531,881	1.5
			7,721,690	2.5

		Taiwan: 1.7%
139,314		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,150,439	1.7

		United Kingdom: 1.2%
322,104		CNH Industrial NV	3,658,677	1.2

		United States: 45.6%
42,851		Albemarle Corp.	4,981,857	1.6
51,130		American Electric Power Co., Inc.	3,764,702	1.2
105,729		AT&T, Inc.	3,960,608	1.3
58,743		Deere & Co.	6,810,076	2.2
123,211		Dow Chemical Co.	8,212,013	2.6
38,370		DTE Energy Co.	4,309,718	1.4
187,529		Exelon Corp.	7,101,723	2.3
38,467		General Dynamics Corp.	7,745,331	2.5
215,855		General Electric Co.	5,299,240	1.7
56,335		Halliburton Co.	2,195,375	0.7
36,174		Honeywell International, Inc.	5,001,779	1.6
29,834		L3 Technologies, Inc.	5,414,274	1.7
55,352		Lincoln Electric Holdings, Inc.	4,806,768	1.5
15,075		Lockheed Martin Corp.	4,603,754	1.5
37,396		NextEra Energy, Inc.	5,628,472	1.8
73,960		Nucor Corp.	4,075,936	1.3
65,412		PG&E Corp.	4,603,697	1.5
44,030		Packaging Corp. of America	4,949,412	1.6
31,084		Parker Hannifin Corp.	5,001,105	1.6
38,715		Rockwell Automation, Inc.	6,351,583	2.0
28,933		Roper Technologies, Inc.	6,673,686	2.1
56,604		Schlumberger Ltd.	3,594,920	1.2
129,414		Steel Dynamics, Inc.	4,458,312	1.4
82,772		Timken Co.	3,712,324	1.2
46,261		Valero Energy Corp.	3,150,374	1.0
63,878		Verizon Communications, Inc.	3,064,228	1.0
37,550		Vulcan Materials Co.	4,553,313	1.5
29,974	@	WABCO Holdings, Inc.	4,304,866	1.4
26,183		Watsco, Inc.	3,858,327	1.2
			142,187,773	45.6

	Total Common Stock
	(Cost $246,185,361)		309,916,474	99.4

See Accompanying Notes to Financial Statements

Voya Infrastructure, Industrials and Materials Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2017 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
	Mutual Funds: 0.8%
2,608,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.910%††
	(Cost $2,608,000)	2,608,000	0.8

	Total Short-Term Investments
	(Cost $2,608,000)	2,608,000	0.8

	Total Investments in Securities (Cost $248,793,361)	$312,524,474	100.2
	Liabilities in Excess of Other Assets	(753,154)	(0.2)
	Net Assets	$311,771,320	100.0

††	Rate shown is the 7-day yield as of August 31, 2017.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(c)	Notices to the registrant's common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated August 16, 2011.[1]

(c)(1)	2nd Qtr 2017

(c)(2)	3rd Qtr 2017

1   The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund's common shares, in addition to the information required by Section 198(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Infrastructure, Industrials and Materials Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 8, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 8, 2017